UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 12, 2019, at 11:20 a.m. (EST), Andrew Erickson, State Street Corporation’s head of Global Services and Executive Vice President, will participate as a presenter at the Credit Suisse Annual Financial Services Forum in Miami. The slides that Mr. Erickson will present are furnished with this Current Report on Form 8-K as Exhibit 99.1 for purposes of the below Item 7.01.
Slide 4 of Exhibit 99.1 includes summary line of business information with respect to the completed 2018 fiscal year and is separately furnished with this Current Report on Form 8-K within Exhibit 99.1 and incorporated by reference in this Item 2.02.
Item 7.01.    Regulation FD.
The slides that Mr. Erickson will present today at 11:20 a.m. (EST) at the Credit Suisse Annual Financial Services Forum are furnished with this Current Report on Form 8-K as Exhibit 99.1 and are incorporated by reference in this Item 7.01. The webcast of the presentation will be accessible on State Street's Investor Relations website at http://investors.statestreet.com.
The information in these Items 2.02 and Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall Item 2.02, Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Slides for the presentation by Andrew Erickson at the Credit Suisse Annual Financial Services Forum on February 12, 2019 (such Exhibit 99.1 is furnished and not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard,
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	February 12, 2019